COUNTRYWIDE CREDIT INDUSTRIES, INC.
List of Subsidiaries *

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Entity                                                                 Entity Type                       State of Incorporation
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AWL of Massachusetts, Inc.                                             Corporation                       Delaware
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CHL Transfer Corp.                                                     Corporation                       Delaware
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Continental Mobile Home Brokerage Corporation                          Corporation                       California
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Countrywide Agency of New York, Inc.                                   Corporation                       New York
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Countrywide Aircraft Corporation                                       Corporation                       Oregon
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Countrywide Asset Management Corp.                                     Corporation                       California
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Countrywide Capital I                                                  Corporation                       Delaware
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Countrywide Capital II                                                 Corporation                       Delaware
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Countrywide Capital III                                                Corporation                       Delaware
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Countrywide Capital Markets, Inc.                                      Corporation                       California
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Countrywide Document Services, Inc.                                    Corporation                       Delaware
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Countrywide Field Services Corporation                                 Corporation                       California
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Countrywide General Agency of Texas, Inc.                              Corporation                       Texas
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Countrywide GP, Inc. (general partner of Countrywide Home Loans LP)    Corporation                       Nevada
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Countrywide Home Loans of Minnesota, Inc.                              Corporation                       Minnesota
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Countrywide Home Loans of New Mexico, Inc.                             Corporation                       New Mexico
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Countrywide Home Loans of Tennessee, Inc.                              Corporation                       Tennessee
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Countrywide Home Loans of Texas, Inc.                                  Corporation                       Texas
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Countrywide Home Loans, Inc.                                           Corporation                       New York
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Countrywide Insurance Agency of Massachusetts, Inc.                    Corporation                       Massachusetts
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Countrywide Insurance Services of Texas, Inc.                          Corporation                       Texas
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Countrywide Insurance Services, Inc.                                   Corporation                       Arizona
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Countrywide Insurance Services, Inc.                                   Corporation                       California
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Countrywide Lending Corporation                                        Corporation                       California
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Countrywide LP, Inc. (limited partner of Countrywide Home Loans LP)    Corporation                       Nevada
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Countrywide Management Corporation                                     Corporation                       Delaware
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Countrywide Mortgage Ventures, LLC                                     Limited Liability Company         Delaware
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Countrywide Parks I, Inc. (Pecan Plantation)                           Corporation                       California
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Countrywide Parks V, Inc. (Paradise Village)                           Corporation                       California
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Countrywide Parks VI, Inc. (Quail Run)                                 Corporation                       California
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Countrywide Parks VII, Inc. (Allison Acres)                            Corporation                       California
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Countrywide Parks VIII, Inc. (Northwest Pines)                         Corporation                       California
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Countrywide Partnership Investments, Inc.                              Corporation                       California
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Countrywide Realty Partners Incorporated                               Corporation                       Delaware
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Countrywide Securities Corporation                                     Corporation                       California
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Countrywide Servicing Exchange                                         Corporation                       California
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Countrywide Tax Services Corporation                                   Corporation                       California
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CTC Real Estate Services                                               Corporation                       California
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CWABS, Inc.                                                            Corporation                       Delaware
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CWHL Funding Corp.                                                     Corporation                       Delaware
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CWIBH, Inc.                                                            Corporation                       Delaware
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CWMBS, Inc.                                                            Corporation                       Delaware
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CWRBS, Inc.                                                            Corporation                       Delaware
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CW Securities Holdings, Inc.                                           Corporation                       Delaware
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Directnet Insurance Agency, Inc.                                       Corporation                       New York
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Full Spectrum Lending, Inc.                                            Corporation                       California
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HomeSafe Termite Inspection, Inc.                                      Corporation                       California
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LandSafe Appraisal Services, Inc.                                      Corporation                       California
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LandSafe Credit, Inc.                                                  Corporation                       California
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LandSafe Flood Determination, Inc.                                     Corporation                       California
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LandSafe Home Inspection Services, Inc.                                Corporation                       California
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LandSafe, Inc.                                                         Corporation                       Delaware
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LandSafe Real Estate Partnership Services, Inc.                        Corporation                       California
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LandSafe Services, Inc.                                                Corporation                       Pennsylvania
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LandSafe Services of Alabama, Inc.                                     Corporation                       Alabama
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LandSafe Servicing, Inc.                                               Corporation                       California
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LandSafe Title Agency, Inc.                                            Corporation                       California
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LandSafe Title Agency of New York, Inc.                                Corporation                       New York
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LandSafe Title Agency of Ohio, Inc.                                    Corporation                       Ohio
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LandSafe Title of California, Inc.                                     Corporation                       California
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LandSafe Title of Florida, Inc.                                        Corporation                       Florida
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LandSafe Title of Illinois, Inc.                                       Corporation                       Illinois
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LandSafe Title of Indiana, Inc.                                        Corporation                       Indiana
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LandSafe Title of Maryland, Inc.                                       Corporation                       Maryland
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LandSafe Title of Michigan, Inc.                                       Corporation                       Michigan
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LandSafe Title of Nevada, Inc.                                         Corporation                       Nevada
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LandSafe Title of Texas, Inc.                                          Corporation                       Texas
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LandSafe Title of Washington, Inc.                                     Corporation                       Washington
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Second Charter Reinsurance Company                                     Corporation                       Vermont
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Third Charter Reinsurance Company                                      Corporation                       Illinois
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The Countrywide Foundation (a non-profit corp.)                        Corporation                       California
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Balboa Direct Marketing, Inc.                                          Corporation                       California
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Balboa Insurance Group, Inc.                                           Corporation                       California
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Balboa Insurance Company                                               Corporation                       California
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Meritplan Insurance Company                                            Corporation                       California
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Newport Insurance Company                                              Corporation                       Arizona
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Insurance Automation Corporation                                       Corporation                       California
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Balboa Life&Casualty LLC                                             Limited Liability Company         Delaware
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Balboa Life Insurance Company of New York                              Corporation                       New York
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Balboa Life Insurance Company                                          Corporation                       California
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Balboa Lloyds Insurance Company                                        Corporation                       Texas
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Balboa Texas Institutional Group, Inc.                                 Corporation                       Texas
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Newport Management Corporation                                         Corporation                       California
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Countrywide Home Loans Servicing LP1                                   Limited Partnership               Texas
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Countrywide International Consulting Services                          Corporation                       Delaware
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Countrywide International GP Holdings, LLC                             Limited Liability Company         Delaware
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Countrywide International Holdings, Inc.                               Corporation                       Delaware
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Countrywide International Technology Holding Limited                   Company                           Guernsey
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Countrywide Investment Services, Inc.                                  Corporation                       California
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Countrywide JV Technology Holdings Limited                             Company                           Guernsey
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CCM International, Limited                                             Company                           United Kingdom
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CWTechSolutions Limited                                                Company                           United Kingdom
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CW (UK) Services Limited                                               Company                           United Kingdom
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Countrywide Warehouse Lending                                          Corporation                       California
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Countrywide Financial Holding Company, Inc.                            Corporation                       Delaware
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DynamicDox.com                                                         Corporation                       California
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Effinity Financial Corporation                                         Corporation                       Delaware
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Countrywide Insurance Services of Alabama, Inc.                        Corporation                       Alabama
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Directnet Insurance Agency of Alabama, Inc.                            Corporation                       Alabama
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Directnet Insurance Agency of Arizona, Inc.                            Corporation                       Arizona
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Directnet Insurance Agency of Massachusetts, Inc.                      Corporation                       Massachusetts
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GHL Mortgage Originations Limited                                      Company                           United Kingdom
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GHL Mortgage Services Limited                                          Company                           United Kingdom
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GHL Payment Transmission Limited                                       Company                           United Kingdom
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GHL Services Limited                                                   Company                           United Kingdom
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GHL Technology Limited Partnership                                     Limited Partnership               English
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Global Home Loans Limited                                              Company                           United Kingdom
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GlobaLoans International Technology Limited Partnership                Limited Partnership               English
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GlobaLoans JV Limited Partnership                                      Limited Partnership               United Kingdom
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HLTV Securitization Corporation                                        Corporation                       Delaware
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Treasury Bank, National Association                                    Federal Charter                   Federal
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Trusite Real Estate Services, Inc.                                     Corporation                       California
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UKValuation Limited                                                    Company                           United Kingdom
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  *All subsidiary companies listed above are 100% wholly owned directly or indirectly by Countrywide Credit Industries, Inc.